March 31, 2011

To:  PG&E Corporation Institutional Investors

The 2011 Joint Proxy Statement for PG&E Corporation and Pacific Gas and Electric Company was filed with the Securities and Exchange Commission on March 30, and is available on our website at http://www.pgecorp.com/investors/financial_reports/ or by using this LINK.

If you have any questions or would like to discuss the proxy statement, please contact us at CorporateSecretary@.pge.com.

Thank you.
Linda Y.H. Cheng
VP, Corporate Governance and Corporate Secretary
PG&E Corporation